UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2016

Commission File Number: 001-36261

CHC GROUP LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	98-0587405

(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)

190 Elgin Avenue
George Town, KY1-9005
Cayman Islands

(Address of principal executive offices, including zip code)

(604) 276-7500
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On June 3, 2016, Dod E. Wales informed CHC Group Ltd. (the “Company”) that he was resigning from the board of directors of the Company and all committees thereof, with immediate effect. Mr. Wales served on the Nominating and Corporate Governance Committee. His resignation was not a result of a disagreement with management.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 above is incorporated by reference in this Item 5.02.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2016

/s/ Hooman Yazhari .
Name: Hooman Yazhari
Title: Senior Vice President, Legal and Administration